                                                                    Exhibit 99.4


                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                           428,619.01
      Available Funds:
        Contract Payments due and received in this period                                        5,087,401.52
        Contract Payments due in prior period(s) and received in this period                       488,392.19
        Contract Payments received in this period for next period                                  146,882.21
        Sales, Use and Property Tax, Maintenance, Late Charges                                     123,858.23
        Prepayment Amounts related to early termination in this period                             182,480.79
        Servicer Advance                                                                           632,347.82
        Proceeds received from recoveries on previously Defaulted Contracts                              0.00
        Transfer from Reserve Account                                                                6,589.16
        Interest earned on Collection Account                                                        6,704.96
        Interest earned on Affiliated Account                                                        1,503.27
        Proceeds from repurchase of Contracts per Contribution
         and Servicing Agreement Section 5.03                                                            0.00
        Amounts paid per Contribution and Servicing Agreement
         Section 7.01 (Substituted contract < Predecessor contract)                                      0.00
        Amounts paid under insurance policies                                                            0.00
        Any other amounts                                                                                0.00
                                                                                                -------------
      Total Available Funds                                                                      7,104,779.16
      Less: Amounts to be Retained in Collection Account                                           480,652.24
                                                                                                -------------
      AMOUNT TO BE DISTRIBUTED                                                                   6,624,126.92
                                                                                                =============

      DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                            0.00
        2. To Servicer, any unreimbursed Nonrecoverable
           Advances or Servicer Advances                                                           488,392.19
        3. To Noteholders (For Servicer Report immediately
           following the Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                           0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest               4,229,331.23
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                 419,826.67
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                 508,746.22
            b) Class B Principal and Interest                                                       88,175.22
            c) Class C Principal and Interest                                                      177,059.10
            d) Class D Principal and Interest                                                      119,619.61
            e) Class E Principal and Interest                                                      160,007.67

        4. To Reserve Account for Requirement per Indenture
           Agreement Section 3.08                                                                        0.00
        5. To Issuer - Residual  Principal and Interest and
           Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or
                 Amortization Event in effect)                                                      79,168.07
              b) Residual Principal (Provided no Restricting or
                 Amortization Event in effect)                                                     141,831.81
              c) Reserve Account Distribution (Provided no
                 Restricting or Amortization Event in effect)                                        6,589.16
        6. To Servicer, Tax, Maintenance, Late Charges and Bank
           Interest Earned and Any Other Amounts                                                   132,066.46
        7. To Servicer, Servicing Fee and other Servicing Compensations                             73,313.51
                                                                                                -------------
      TOTAL FUNDS DISTRIBUTED                                                                    6,624,126.92
                                                                                                =============
      End of Period Collection Account Balance {Includes
        Payments in Advance & Restricting Event Funds (if any)}                                    480,652.24
                                                                                                =============
II.RESERVE ACCOUNT

Beginning Balance                                                                               $4,104,190.93
      - Add Investment Earnings                                                                      6,589.16
      - Add Transfer from Certificate Account
        (To Satisfy Reserve Account Requirement)                                                         0.00
      - Less Distribution to Certificate Account                                                     6,589.16
                                                                                                -------------
End of period balance                                                                           $4,104,190.93
                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial
 Reserve Account Required Amount, or
 (ii) Sum of Class A, Class B, Class C,
 Class D, and Class E Note Balances.                                                            $4,104,190.93
                                                                                                =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
       Pool A                                                        126,660,249.95
       Pool B                                                         45,381,916.49
                                                                     --------------
                                                                                          172,042,166.44
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        734,378.99
Class A Monthly Interest - Pool B                                        263,125.37

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     2,537,194.45
Class A Monthly Principal - Pool B                                     1,623,205.31
                                                                     --------------
                                                                                            4,160,399.76
Ending Principal Balance of the Class A Notes
       Pool A                                                        124,123,055.50
       Pool B                                                         43,758,711.18
                                                                     --------------
                                                                                          --------------
                                                                                          167,881,766.68
                                                                                          ==============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $240,779,000     Original Face $240,779,000     Balance Factor
$ 4.142821                     $ 17.278915                    69.724422%
------------------------------------------------------------------------------



IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
       Class A1                                                               0.00
       Class A2                                                      12,238,166.44
       Class A3                                                      74,000,000.00
       Class A4                                                      85,804,000.00
                                                                     -------------

Class A Monthly Interest                                                                  172,042,166.44
       Class A1 (Actual Number Days/360)                                      0.00
       Class A2                                                          68,931.47
       Class A3                                                         419,826.67
       Class A4                                                         508,746.22
                                                                     -------------

Class A Monthly Principal
       Class A1                                                               0.00
       Class A2                                                       4,160,399.76
       Class A3                                                               0.00
       Class A4                                                               0.00
                                                                     -------------
                                                                                            4,160,399.76
Ending Principal Balance of the Class A Notes
       Class A1                                                               0.00
       Class A2                                                       8,077,766.68
       Class A3                                                      74,000,000.00
       Class A4                                                      85,804,000.00
                                                                     -------------        --------------
                                                                                          167,881,766.68
                                                                                          ==============

Class A2
------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $41,000,000      Original Face $41,000,000       Balance Factor
$ 1.681255                     $ 101.473165                    19.701870%

------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
           Pool A                                                              2,158,853.57
           Pool B                                                                773,495.86
                                                                               ------------
                                                                                                 2,932,349.43

      Class B Overdue Interest, if any                                                 0.00
      Class B Monthly Interest - Pool A                                           12,706.65
      Class B Monthly Interest - Pool B                                            4,552.67
      Class B Overdue Principal, if any                                                0.00
      Class B Monthly Principal - Pool A                                          43,247.63
      Class B Monthly Principal - Pool B                                          27,668.27
                                                                               ------------
                                                                                                    70,915.90
      Ending Principal Balance of the Class B Notes
           Pool A                                                              2,115,605.94
           Pool B                                                                745,827.59
                                                                               ------------      ------------
                                                                                                 2,861,433.53
                                                                                                 ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $4,104,000     Original Face $4,104,000        Balance Factor
   $ 4.205487                   $ 17.279703                     69.723039%
   -----------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
           Pool A                                                              4,317,707.15
           Pool B                                                              1,546,991.72
                                                                               ------------
                                                                                                 5,864,698.87

      Class C Overdue Interest, if any                                                 0.00
      Class C Monthly Interest - Pool A                                           25,935.03
      Class C Monthly Interest - Pool B                                            9,292.26
      Class C Overdue Principal, if any                                                0.00
      Class C Monthly Principal - Pool A                                          86,495.27
      Class C Monthly Principal - Pool B                                          55,336.54
                                                                               ------------
                                                                                                   141,831.81
      Ending Principal Balance of the Class C Notes
           Pool A                                                              4,231,211.88
           Pool B                                                              1,491,655.18
                                                                               ------------      ------------
                                                                                                 5,722,867.06
                                                                                                 ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $8,208,000     Original Face $8,208,000        Balance Factor
   $ 4.291824                   $ 17.279704                     69.723039%
   -----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
              Pool A                                                                2,878,471.42
              Pool B                                                                1,031,327.82
                                                                                    ------------
                                                                                                       3,909,799.24

        Class D Overdue Interest, if any                                                    0.00
        Class D Monthly Interest - Pool A                                              18,453.40
        Class D Monthly Interest - Pool B                                               6,611.67
        Class D Overdue Principal, if any                                                   0.00
        Class D Monthly Principal - Pool A                                             57,663.51
        Class D Monthly Principal - Pool B                                             36,891.03
                                                                                    ------------
                                                                                                          94,554.54
        Ending Principal Balance of the Class D Notes
              Pool A                                                                2,820,807.91
              Pool B                                                                  994,436.79
                                                                                    ------------       ------------
                                                                                                       3,815,244.70
                                                                                                       ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $5,472,000     Original Face $5,472,000        Balance Factor
   $ 4.580605                   $ 17.279704                     69.723039%
   -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
            Pool A                                                                  3,598,089.28
            Pool B                                                                  1,289,159.77
                                                                                    ------------
                                                                                                       4,887,249.05

        Class E Overdue Interest, if any                                                    0.00
        Class E Monthly Interest - Pool A                                              30,784.65
        Class E Monthly Interest - Pool B                                              11,029.84
        Class E Overdue Principal, if any                                                   0.00
        Class E Monthly Principal - Pool A                                             72,079.39
        Class E Monthly Principal - Pool B                                             46,113.79
                                                                                    ------------
                                                                                                         118,193.18
        Ending Principal Balance of the Class E Notes
            Pool A                                                                  3,526,009.89
            Pool B                                                                  1,243,045.98
                                                                                   -------------       ------------
                                                                                                       4,769,055.87
                                                                                                       ============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
   Original Face $6,840,000      Original Face $6,840,000        Balance Factor
   $ 6.113230                    $ 17.279705                     69.723039%
   -----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
           Pool A                                                             4,318,887.09
           Pool B                                                             1,547,540.68
                                                                              ------------
                                                                                                5,866,427.77

       Residual Interest - Pool A                                                62,593.98
       Residual Interest - Pool B                                                16,574.09
       Residual Principal - Pool A                                               86,495.27
       Residual Principal - Pool B                                               55,336.54
                                                                              ------------
                                                                                                  141,831.81
       Ending Residual Principal Balance
           Pool A                                                             4,232,391.82
           Pool B                                                             1,492,204.14
                                                                              ------------      ------------
                                                                                                5,724,595.96
                                                                                                ============

X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                           73,313.51
        - Servicer Advances reimbursement                                                         488,392.19
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         132,066.46
                                                                                                ------------
       Total amounts due to Servicer                                                              693,772.16
                                                                                                ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in
          Indenture Agreement, at the beginning of the
             related Collection Period                                                                         143,932,258.45

       Aggregate Discounted Contract Balance of Additional
          Contracts acquired during Collection Period                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                          2,883,175.51
                                                                                                               --------------
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the ending of the related Collection Period                                            141,049,082.94
                                                                                                               ==============
       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                  2,748,214.22

           - Principal portion of Prepayment Amounts                                          134,961.29

           - Principal portion of Contracts repurchased under
                  Indenture Agreement Section 4.02                                                  0.00

           - Aggregate Discounted Contract Balance of Contracts
                  that have become Defaulted Contracts
                    during the Collection Period                                                    0.00

           - Aggregate Discounted Contract Balance of Substitute
                 Contracts added during  Collection Period                                          0.00

           - Aggregate Discounted Contract Balance of Predecessor
                  Contracts withdrawn during Collection Period                                      0.00
                                                                                            ------------
                    Total Decline in Aggregate Discounted Contract Balance                  2,883,175.51
                                                                                            ============

POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                          51,570,432.33

       Aggregate Discounted Contract Balance of Additional Contracts
          acquired during Collection Period                                                                              0.00

       Decline in Aggregate Discounted Contract Balance                                                          1,844,551.49
                                                                                                                --------------
       Aggregate Discounted Contract Balance, as defined in
          Indenture Agreement, at the ending of the related Collection Period                                   49,725,880.84
                                                                                                                =============
       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                  1,765,977.61

           - Principal portion of Prepayment Amounts                                           78,573.88

           - Principal portion of Contracts repurchased under
                  Indenture Agreement Section 4.02                                                  0.00

           - Aggregate Discounted Contract Balance of Contracts
                  that have become Defaulted Contracts during
                       the Collection Period                                                        0.00

           - Aggregate Discounted Contract Balance of Substitute
                  Contracts added during  Collection Period                                         0.00

           - Aggregate Discounted Contract Balance of Predecessor
                  Contracts withdrawn during Collection Period                                      0.00
                                                                                            ------------
                    Total Decline in Aggregate Discounted Contract Balance                  1,844,551.49
                                                                                            ============
                                                                                                               --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                              190,774,963.78
                                                                                                               ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                   Predecessor
                                                                           Discounted           Predecessor      Discounted
        Lease #                                 Lessee Name                Present Value        Lease #          Present Value
        -------                                 -----------                -------------        -------          -------------
                                                 NONE


                                                                          --------------                       ---------------
                                                                  Totals:          $0.00                       $          0.00

        a) DISCOUNTED CONTRACT BALANCES
           OF ALL PREPAID CONTRACTS                                                                            $          0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                      $186,735,373.96
        c) (CANNOT EXCEED 10% OVER THE
           LIFE OF THE POOL)                                                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                           YES          NO   X

        POOL B                                                                                                   Predecessor
                                                                           Discounted           Predecessor      Discounted
        Lease #                                 Lessee Name                Present Value        Lease #          Present Value
        -------                                 -----------                -------------        -------          -------------
                                                NONE


                                                                          --------------                        --------------
                                                                  Totals:          $0.00                        $         0.00


        a) DISCOUNTED CONTRACT BALANCES
           OF ALL PREPAID CONTRACTS                                                                             $         0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                       $86,877,354.94
        c) (CANNOT EXCEED 10% OVER THE LIFE
           OF THE POOL UNLESS RATING AGENCY
           APPROVES)                                                                                                      0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES        NO   X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                               Discounted        Predecessor       Discounted
        Lease #                     Lessee Name                                Present Value     Lease #           Present Value
        -------                     -----------                                -------------     -------           -------------
        1528-004                    U.S. Neurological, Inc.                    $  194,560.17     2042-202        $    981,403.44
        2826-001                    Newark Health Imaging, L.L.C.              $  789,368.50
        2875-008                    MRI of River North, INC. et al             $  735,842.45     2314-004        $    707,303.41
        2709-202                    Symmorphix, Inc.                           $  390,173.53     2041-201        $    526,898.39
        2712-201                    Matric Semiconductor, Inc.                 $  123,333.71     2041-202        $     87,853.47
        2712-202                    Matric Semiconductor, Inc.                 $  102,100.09
        3323-001                    Open MRI Ohio I Ventures L.L.C.            $1,018,210.69     2659-001        $    567,212.03
                                    Cash                                       $  116,213.37     2660-001        $    567,212.03


                                                                              --------------                     ---------------
                                                                      Totals:  $3,469,802.51                     $  3,437,882.77

        a) DISCOUNTED CONTRACT
           BALANCES OF ALL
           NON-PERFORMING
           CONTRACTS                                                                                                3,437,882.77
        b) ADCB OF POOL A AT
           CLOSING DATE                                                                                          $186,735,373.96
        c) (CANNOT EXCEED 10%
           OVER THE LIFE OF
           THE POOL)                                                                                                       1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES         NO   X

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                                                   Discounted        Predecessor     Discounted
        Lease #                      Lessee Name                                   Present Value     Lease #         Present Value
        -------                      -----------                                   -------------     -------         -------------
        3313-001                     Open MRI Missouri Ventures, LLC               $1,103,064.69     1004-501       $    60,739.26
        3313-003                     Open MRI Missouri Ventures, LLC               $1,035,735.31     1004-502       $    60,739.26
        3309-002                     Open MRI Illinois Ventures, LLC               $  998,471.79     2786-001       $ 3,010,223.86


                                                                                 ---------------                    --------------
                                                                         Totals:   $3,137,271.79                    $ 3,131,702.38

         a) DISCOUNTED CONTRACT
            BALANCES OF ALL
            CONTRACTS SUBSTITUTED                                                                                   $ 3,131,702.38
         b) ADCB OF POOL B AT
            CLOSING DATE                                                                                            $86,877,354.94
         c) (CANNOT EXCEED 10%
            OVER THE LIFE OF
            THE POOL)                                                                                                         3.60%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES       NO    X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                           TOTAL OUTSTANDING CONTRACTS
      This Month                                            1,578,280.34       This Month                          190,774,963.78
      1 Month Prior                                         1,293,548.30       1 Month Prior                       195,502,690.78
      2 Months Prior                                        5,894,631.89       2 Months Prior                      201,965,361.94

      Total                                                 8,766,460.53       Total                               588,243,016.50

      a) 3 MONTH AVERAGE                                    2,922,153.51       b) 3 MONTH AVERAGE                  196,081,005.50

      c) a/b                                                       1.49%

2.    Does a Delinquency Condition Exist (1c > 6%)?
                                                                               Yes _______________                 No  __X__

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                    Yes _______________                 No  __X__
      B. An Indenture Event of Default has occurred and is then continuing?    Yes _______________                 No  __X__

4.    Has a Servicer Event of Default occurred?                                Yes _______________                 No  __X__


5.    Amortization Event Check


      A. Is 1c  > 8%?                                                          Yes _______________                 No  __X__
      B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or obligation
         not remedied within 90 days?                                          Yes _______________                 No  __X__
      C. As of any Determination date, the sum of all
         defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                           Yes _______________                 No  __X__


6.    Aggregate Discounted Contract Balance at Closing Date                    Balance  $273,612,728.90
                                                                                        ---------------


      DELINQUENT LEASE SUMMARY

           Days Past Due           Current Pool Balance           # Leases
           -------------           --------------------           --------
                 31 - 60                   6,152,158.95                 24
                 61 - 90                   1,038,178.73                 16
                91 - 180                   1,578,280.34                 21


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization